SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
FILED BY THE REGISTRANT {X}       FILED BY A PARTY OTHER THAN THE REGISTRANT { }

--------------------------------------------------------------------------------

Check  the  appropriate  box:
{ }  Preliminary  Proxy  Statement
{X}  Definitive  Proxy  Statement
{ }  Definitive  Additional  Materials
{ } Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 { } Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                          IMPLANT SCIENCES CORPORATION
                (Name of Registrant as Specified In Its Charter)

PAYMENT  OF  FILING  FEE  (CHECK  THE  APPROPRIATE  BOX):
{X}  No  fee  required.
{ }  Fee  computed  on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1)  Title  of  each  class  of  securities  to  which  transaction  applies:
   2)  Aggregate  number  of  securities  to  which  transaction  applies:
   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
   4)  Proposed  maximum  aggregate  value  of  transaction:
   5)  Total  fee  paid:
       { }  Fee  paid  previously  with  preliminary  materials.
       { } Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
   1)  Amount  Previously  Paid:
   2)  Form,  Schedule  or  Registration  Statement  No.:
   3)  Filing  Party:
   4)  Date  Filed:

--------------------------------------------------------------------------------

                          IMPLANT SCIENCES CORPORATION
                              107 AUDUBON ROAD, #5
                              WAKEFIELD, MA  01880
                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON FRIDAY, DECEMBER 14, 2001
                            ------------------------

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Implant Sciences Corporation (the "Company") to be held on Friday, December 14, 2001 at 10:00 a.m. at the Company's office located at 107 Audubon Road, #5, Wakefield, Massachusetts 01880 for the following purposes:

          1. To elect five directors of the Company to serve until the 2002 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified; and

          2. To consider and act upon any other matters which may properly be brought before the Annual Meeting and at any adjournment(s) or postponement(s)thereof.

     The Board of Directors has fixed the close of business on November 9, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the 2001 Annual Meeting and at any adjournments or postponements thereof. Only stockholders of record of the Company's Common Stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

     YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTIONS TO BE TAKEN AT THE MEETING. IN ORDER TO ASSURE THE PRESENCE OF A QUORUM, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY IF YOU SO DESIRE AT ANY TIME BEFORE IT IS VOTED.


                                    By  Order  of  the  Board  of  Directors

                                    /s/  Stephen  N.  Bunker

                                    Stephen  N.  Bunker,  Clerk


Wakefield,  Massachusetts
November  9,  2001

                          IMPLANT SCIENCES CORPORATION
                              107 AUDUBON ROAD, #5
                              WAKEFIELD, MA  01880
                            ------------------------
                                 PROXY STATEMENT
                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON FRIDAY, DECEMBER 14, 2001
                            ------------------------
                                                                November 9, 2001

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Implant Sciences Corporation (the "Company") for use at the 2001 Annual Meeting of Stockholders of the Company to be held on Friday, December 14, 2001, at 10:00 am at the Company's office, and at any adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to vote upon (i) the election of five directors of the Company and (ii) any other matters properly brought before the Annual Meeting.

     The Company's executive offices are located at 107 Audubon Road, #5, Wakefield, Massachusetts 01880. The Company's telephone number is 781-246-0700. This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about November 21, 2001.

     The Board of Directors has fixed the close of business on November 9, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, par value $.10 per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 5,929,269 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

     The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the Annual Meeting is required for the election of directors. Abstentions and broker non-votes are each included in the number of shares present at the Annual Meeting for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

     STOCKHOLDERS  OF  THE  COMPANY  ARE  REQUESTED  TO COMPLETE, DATE, SIGN AND
PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED ON THE PROXY. IF A PROPERLY EXECUTED PROXY IS SUBMITTED AND NO INSTRUCTIONS ARE GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE FIVE NOMINEES FOR DIRECTOR OF THE COMPANY NAMED IN THIS PROXY STATEMENT. IT IS NOT ANTICIPATED THAT ANY MATTER OTHER THAN THOSE SET FORTH IN THIS PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

     A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above; by filing a duly executed proxy bearing a later date; or by appearing in person and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

     THE COMPANY'S 2001 ANNUAL REPORT, INCLUDING THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JUNE 30, 2001, IS BEING MAILED TO STOCKHOLDERS CONCURRENTLY WITH THIS PROXY STATEMENT.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The Board of Directors of the Company is currently comprised of four (4) elected directors and one (1) director nominee with each director serving for a term of one year and until their successors are duly elected and qualified.

     At the Annual Meeting, five directors will be elected to serve until the 2001 Annual Meeting and until their successors are duly elected and qualified. The Board of Directors has nominated Anthony J. Armini, Stephen N. Bunker, Pasquale Ruggieri, Shunkichi Shimizu and Michael Szycher (the "Nominees"). Each nominee has indicated his willingness to serve as a director of the Company, and therefore the Board of Directors anticipates that each such Nominee will serve as a director if elected. However, if any person nominated by the Board of Directors is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

INFORMATION  REGARDING  NOMINEES,  DIRECTORS  AND  EXECUTIVE  OFFICERS

     The following table sets forth certain information with respect to each director, officer and director nominee, based on information furnished to the Company by each person. The following information is as of October 29, 2000 unless otherwise specified.

                              DIRECTORS AND EXECUTIVE OFFICERS


NAME                AGE                       POSITION                       DIRECTOR SINCE
------------------  ---  --------------------------------------------------  --------------

Anthony J. Armini*   63  President, Chief Executive Officer and Chairman of            1984
                         the Board of Directors

Stephen N. Bunker*   58  Vice President and Chief Scientist, Director                  1988

Alan D. Lucas        45  Vice President of Marketing, Sales and Business               ____
                         Development

David C. Volpe       46  Acting Chief Financial Officer                                ____

Shunkichi Shimizu    56  Director                                                      1998

Michael Szycher      63  Director                                                      1999

Pasquale Ruggieri    68  Director Nominee
----------

(*)  Executive  Officer


                                       2.

     Dr. Anthony J. Armini has been the President, Chief Executive Officer, and Chairman of the Board of Directors since the Company's incorporation. From 1972 to 1984, prior to founding the Company, Dr. Armini was Executive Vice President at Spire Corporation. From 1967 to 1972, Dr. Armini was a Senior Scientist at McDonnell Douglas Corporation. Dr. Armini received his Ph.D. in nuclear physics from the University of California, Los Angeles in 1967. Dr. Armini is the author of eighteen patents and five patents pending in the field of implant technology and fourteen publications in this field. Dr. Armini has over thirty years of experience working with cyclotrons and linear accelerators, the production and characterization of radioisotopes, and fifteen years experience with ion implantation in the medical and semiconductor fields. Dr. Armini has been nominated to serve on the Board of Directors of CardioTech International, Inc. a publicly traded company of which Dr. Szycher is President and Chief Executive Officer.

     Dr. Stephen N. Bunker has served as the Vice President and Chief Scientist of the Company since 1987 and Director of the Company since 1988. Prior to joining the Company, from 1972 to 1987, Dr. Bunker was a Chief Scientist at Spire Corporation. From 1971 to 1972, Dr. Bunker was an Engineer at McDonnell Douglas Corporation. Dr. Bunker received his Ph.D. in nuclear physics from the University of California, Los Angeles in 1969. Dr. Bunker is the author of ten patents in the field of implant technology.

     Alan D. Lucas joined the Company in March 1998 as Vice President of Marketing, Sales and Business Development. Prior to joining the Company, Mr. Lucas accumulated over 20 years experience in various marketing and business development positions for medical device companies. Most recently, from 1996 to 1998, Mr. Lucas was the Director of Corporate Development at ABIOMED, Inc. From 1994 to 1996, Mr. Lucas was a strategic marketing and sales consultant focused on medical technology. From 1991 to 1994 Mr. Lucas was the Director of Marketing at Vision Sciences, Inc. a developmental stage medical device company.

     David C. Volpe has served as the Company's Acting Chief Financial Officer since May 2001. Mr. Volpe has also been serving as the Acting Chief Financial Officer of CardioTech International, Inc. since June 1999. Since May 1996, Mr. Volpe has been the Managing Director of VC Advisors, Inc., providing financial management, business development and financing expertise to a variety of companies in the Internet, medical, telecommunications, software and high technology fields. From 1991 through 2000, Mr. Volpe was a senior financial executive with several private venture-backed and publicly held, technology based companies, including Chief Financial Officer of Cynosure Inc. and FaxNet Corporation. Prior to that, Mr. Volpe was a Manager at Price Waterhouse focusing his efforts on emerging growth, technology-based companies. Mr. Volpe holds a BS degree from California State University and is a member of the AICPA.

     Shunkichi Shimizu joined the Company's Board of Directors in March, 1998. He has been the Executive Vice President of TK Holdings, Inc. of Delaware, a subsidiary of Takata Corporation since 1997. Takata Corporation is a manufacturer of seat belts and airbags. Prior to joining Takata Corporation, he served as Head of International Financial Institutions Division at the Bank of Tokyo-Mitsubishi, Ltd., Headquarters.

     Dr. Michael Szycher, joined the Company's Board of Directors in December 1999. He has been President and Chief Executive Officer and Director of
CardioTech International, Inc., a publicly traded manufacturer of medical devices and biocompatible polymers since 1996. From 1988 to 1996, Dr. Szycher was Chairman and Chief Technology Officer of Polymedica Industries. Dr. Szycher is a recognized authority on polyurethanes and blood compatible polymers. He is the editor of six books on various subjects in blood compatible materials and devices and the author of eighty original research articles. Dr. Szycher is also Editor-in-Chief of the quarterly publication Journal of Biomaterial Applications.

     Mr. Pasquale Ruggieri is a nominee to the Company's Board of Directors. He has served as the Vice President of Investment Banking for Schneider Securities, Inc., a full service broker dealer, since 1991. Prior to that Mr. Ruggieri was Executive Vice President and Director of Investment Banking for Jonathan Alan, Inc., a full service broker dealer. He holds a B.S. in Business Administration from Bryant College.


                                       3.

THE  BOARD  OF  DIRECTORS  AND  ITS  COMMITTEES

     The Board of Directors of the Company held one (1) meeting during the fiscal year ended June 30, 2001 which was fully attended. The Company has standing Audit and Compensation Committees.

AUDIT  COMMITTEE

     The members of the Audit Committee are Messrs. Shimizu (as Chairman) and Ruggieri. Messrs. Shimizu and Ruggieri are independent directors of the Company meeting the American Stock Exchange requirements. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee has reviewed and discussed the results of the annual audit of the Company's accounts conducted by the Company's independent auditors and the recommendations of the auditors with respect to accounting systems and controls with management. During the fiscal year ended June 30, 2001 the Audit Committee held four (4) meeting.

COMPENSATION  COMMITTEE

     The members of the Compensation Committee are Messrs. Shimizu (as Chairman) and Ruggieri. The Compensation Committee reviews and approves the Company's executive compensation and benefit policies and administers the Company's 1998 Incentive and Non Qualified Stock Option Plan. During the fiscal year ended June 30, 2001, the Compensation Committee held no meetings.

     The Board of Directors selects nominees for election as directors of the Company. The Board of Directors will consider a nominee for election to the Board recommended by a stockholder of record if such recommendation is timely in accordance with, and is accompanied by the information required by, the Company's By-laws. The Company does not maintain a standing nominating committee.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities ("ten percent stockholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and ten percent stockholders are charged by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon a review of Forms 3,4, and 5 and amendments thereto furnished to the Company during the past fiscal year, and, if applicable, written representations that Form 5 was not required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders were fulfilled in a timely manner.


                                       4.

EXECUTIVE  COMPENSATION

     Summary Compensation Table. The following table sets forth the aggregate cash compensation paid by the Company with respect to the three fiscal years ended June 30, 1999, 2000 and 2001 to the Company's Chief Executive Officer and each of the three other most highly compensated executive officers in fiscal 2001 (the "Named Executive Officers"). The Company has no other executive officers.

                                       SUMMARY COMPENSATION TABLE


                                                                                            LONG-TERM
                                                                                          COMPENSATION
                                                    ANNUAL COMPENSATION                      AWARDS
                                    ----------------------------------------------------  -------------
                                                                                             SHARES
                                                                                           UNDERLYING
                                                                        OTHER ANNUAL         OPTIONS
NAME AND PRINCIPAL POSITION         YEAR  SALARY ($)   BONUS ($)   COMPENSATION ($) (1)    GRANTED (#)
----------------------------------  ----  -----------  ----------  ---------------------  -------------
Anthony J. Armini*                  2001  $   129,133  $   25,000  $               6,255         90,000
President, Chief Executive Officer  2000  $   129,837  $   25,000  $              19,386              -
and Chairman of the Board           1999  $   124,334  $   35,000  $               9,188              -

Stephen N. Bunker*                  2001  $   101,545           -  $               4,872              -
Vice President,                     2000  $   118,213           -  $               6,514              -
Chief Scientist and Director        1999  $    96,135           -  $               2,963              -

Alan D. Lucas                       2001  $   135,434  $   15,000  $               6,370         25,000
Vice President of Sales, Marketing  2000  $   123,478  $   45,000  $               6,465         50,000
and Business Development            1999  $   105,694  $   35,000  $                 456              -

Darlene M. Deptula-Hicks**          2001  $   132,762  $   15,000  $               6,370              -
Former Vice President, Chief        2000  $   121,477  $   40,000  $               6,401         20,000
Financial Officer and Treasurer     1999  $    94,344  $   40,000  $                 569         25,200

     *    Executive  Officer

     ** Former Vice President, Chief Financial Officer and Treasurer resigning her position pursuant to a separation agreement effective May 1, 2001. The separation agreement provided for six (6) months of severance payment in the aggregate amount of $68,019 and the acceleration of vesting of options for 21,736 shares of the Company's common stock and the repurchase of an additional 23,000 shares of the Company's common stock. As of June 30, 2001, the former officer exercised and sold
          32,464 shares and had 14,736 shares vested and exercisable. The Company recognized $259,000 of non-cash, stock-based compensation related to this agreement.

     (1) Other annual compensation consists of life and disability insurance premiums and 401(k) plan benefits paid by the Company on behalf of the Named Executive Officer.


                                       5.

     The following table sets forth certain information regarding stock options held as of June 30, 2001 by the Named Executive Officers.

                                       OPTION GRANTS IN FISCAL 2001


                                          NUMBER OF         % OF TOTAL GRANTED
                                    SECURITIES UNDERLYING     TO EMPLOYEES IN      EXERCISE     EXPIRATION
NAME AND PRINCIPAL POSITION          OPTIONS GRANTED (#)        FISCAL YEAR      PRICE ($/SH)      DATE
                                    ----------------------  -------------------  -------------  ----------
Anthony J. Armini                                   40,000                21.9%  $        7.56        2005
President, Chief Executive Officer                  50,000                27.3%  $        8.53        2006
and Chairman of the Board

Alan D. Lucas                                       25,000                13.7%  $        7.56        2010
Vice President of Sales, Marketing                  25,000                13.7%  $        8.50        2011
and Business Development

Darlene M. Deptula-Hicks                            25,000                13.7%  $        7.56        2010
Former Vice President, Chief
Financial Officer and Treasurer

                     AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                                FISCAL YEAR END OPTION VALUES

                                       NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                      UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS
                                     OPTIONS AT JUNE 30, 2001       AT JUNE 30, 2001 (1)
                                    --------------------------  ----------------------------
   NAME AND PRINCIPAL POSITION      EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
----------------------------------  -----------  -------------  ------------  --------------

Alan D. Lucas. . . . . . . . . . .      111,866         13,334  $    304,131  $       56,670
Vice President of Sales, Marketing
and Business Development

Darlene M. Deptula-Hicks . . . . .       14,736              -  $     64,030  $            -
Former Vice President, Chief
Financial Officer and Treasurer

     (1) As of June 30, 2001, the market value of a share of Common Stock was $9.25.

COMPENSATION COMMITTEE AND EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     None.


                                       6.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     CardioTech International Inc. ("CardioTech"), a public company, is a related party with the Company by virtue of its significant business relationships. During fiscal 2001, CardioTech's corporate staff provided certain financial and accounting services to the Company. Amounts of $21,000 are due and payable at June 30, 2001 related to such services.

     In March 2000, the Company entered into a $250,000 joint research agreement with CardioTech International to develop a proprietary porous polymer biocompatible coating technology as a platform for the Company's proprietary radioactive brachytherapy technology. During fiscal 2001, the Company paid $50,000 pursuant to the aforementioned agreement.

     Certain directors of the Company hold positions as directors of CardioTech. The CEO and Chairman of the Board of Directors of the Company is also a director of CardioTech. The CEO and Chairman of the Board of Directors of CardioTech is also a director of the Company. The acting Chief Financial Officer of the Company is also the acting Chief Financial Officer of CardioTech.

     On October 10, 2001, CardioTech provided the Company a $500,000 Line of Credit Facility.

     Accounts receivable from related parties as of June 30, 2001 consisted of a loan of $138,000 to a principle shareholder and loans to five employees, totaling $55,000 all of which bear interest at 6%. These transactions were reported as a reduction of stockholders' equity.

     In January 2000, the Company received notice of the award of a joint research grant. Funding is provided through a $100,000 Phase I grant by the U.S. Department of Health and Human Services, National Heart, Lung & Blood Institute to CardioTech International and sub-grants to the Company and Stanford University.

DIRECTOR  COMPENSATION

     The Company's directors who are employees of the Company do not receive any compensation for service on the Board of Directors. Directors who are not employees of the Company, other than Mr. Shimizu, are paid a yearly stipend of $2,500 and are reimbursed for reasonable expenses incurred in connection with attendance at Board and committee meetings.

     Under the 1998 Incentive and Nonqualified Stock Option Plan (the "Option Plan"), each Director who is not an employee of the Company, other than Mr. Shimizu, automatically receives an annual grant of options to purchase 2,000 shares of Common Stock at an exercise price equal to the closing price of the Common Stock on that date for each year of service. Each such option will have a term of five years and will vest in full on the date of the grant.


                                       7.

SECURITIES  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table sets forth certain information as of November 9, 2001, with respect to the beneficial ownership of the Company's Common Stock of each director and nominee for director, each named executive officer in the Executive Compensation table below, all directors and current officers of the Company as a group, and each person known by the Company to be a beneficial owner of five percent or more of the Company's Common Stock. This information is based upon information received from or on behalf of the individuals named therein.

                                                      NUMBER OF SHARES     PERCENT OF
            NAME OF BENEFICIAL OWNER               BENEFICIALLY OWNED (1)   CLASS (5)
-------------------------------------------------  ----------------------  -----------

Anthony J. Armini                                               1,215,122        20.5%

Patricia A. Armini                                                781,122        13.2%

Casparin Corporation (4)                                          776,418        13.1%

Stephen N. Bunker                                                 633,348        10.7%

MedTec Iowa, Inc.                                                 500,000         8.4%

Shunkichi Shimizu (3)                                                ____        ____

Michael Szycher                                                     4,000           *

Pasquale Ruggieri                                                   7,348           *

Alan D. Lucas (2)                                                 118,532         2.0%

All Directors and Officers as a group (6 persons)               1,978,350        33.4%
-----------

*  Less  than  1%.
(1) Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed.
(2)  Includes  those  options  exercisable  within  60  days of the date hereof.
(3) Mr. Shimizu is the designated director for Casparin Corporation and is not permitted by Casparin Corporation to personally hold any stock or receive any stipend.
(4) Casparin Corporation is a wholly-owned subsidiary of TREC (Holland) Amsterdam B.V., a sister company of NAR Holding Corporation.
(5) The calculation of percent of class is based on the number of shares of Common Stock outstanding as of November 9, 2001, excluding shares held by or for the Company.


                                       8.

                                  OTHER MATTERS

INDEPENDENT  AUDITORS

The Board of Directors has reappointed Ernst and Young, LLP, as the independent auditors to audit the financial statements of the Company for the fiscal year ending June 30, 2002. This firm has served as the Company's auditors since 1997. Fees for the last annual audit were approximately $63,000 and all other fees were $64,500, including audit related services of $57,500 and nonaudit services of $7,000. Audit related services generally include fees for pension and statutory audits, business acquisitions, accounting consultations, and SEC registration statements.

     Representatives of Ernst and Young, LLP have been invited to the Annual Meeting and are expected to be present at the Annual Meeting. They will be given an opportunity to make a statement, if so desired. Representatives will be available to respond to appropriate questions from stockholders.


                                       9.

SOLICITATION  OF  PROXIES

     The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may also solicit proxies personally or by telephone without special compensation for such activities. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.

OTHER  PROPOSED  ACTIONS

     The Board of Directors knows of no other business to come before the Meeting. However, if any other business should properly be presented to the Meeting, the proxies will be voted in accordance with the judgment of the persons holding the proxies.

STOCKHOLDER  PROPOSALS

     In order to be eligible for inclusion in the Company's proxy statement and form of proxy for the annual meeting scheduled to be held in December 2002, stockholder proposals must comply with SEC Rule 14a-8 and any other applicable rules and must be delivered to the Company's principal executive offices at least 120 days prior to the anniversary date of mailing of this Proxy Statement, being July 2, 2002.

     In addition, SEC Rule 14a-4 provides that with respect to any proposal or nomination made by a stockholder at the annual meeting scheduled for December 2002, the persons named as proxies by the Company in its solicitation materials will have discretionary authority to vote on such proposal or nomination if the Company did not have notice of the matter at least 45 days prior to the anniversary date of mailing of this Proxy Statement, being October 17, 2002.

ANNUAL  REPORT  AND  FORM  10-KSB

     Additional copies of the Annual Report to Stockholders for the fiscal year ended June 30, 2001 and copies of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001 as filed with the Securities and Exchange Commission are available to stockholders without charge upon written request addressed to: Investor Relations, Implant Sciences Corporation, 107 Audubon Road, #5, Wakefield, Massachusetts 01880.




                                   By  Order  of  the  Board  of  Directors

                                   /s/  Stephen  N.  Bunker

                                   Stephen  N.  Bunker,  Clerk

Wakefield,  Massachusetts
November  9,  2001


                                      10.